                           AUSTIN GLOBAL EQUITY FUND

                                  PROSPECTUS

                                AUGUST 1, 2007

AUSTIN GLOBAL EQUITY FUND SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN
   A PORTFOLIO OF COMMON STOCK AND SECURITIES CONVERTIBLE INTO COMMON STOCK.

             THE FUND DOES NOT PAY RULE 12B-1 (DISTRIBUTION) FEES.

  The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this Prospectus is truthful or complete.
           Any representation to the contrary is a criminal offense.

                                                              TABLE OF CONTENTS


              RISK/RETURN SUMMARY

                      Investment Objective                      2
                      Principal Investment Strategies           2
                      Principal Investment Risks                3
                      Who May Want to Invest in the Fund        4

              PERFORMANCE                                       5

              FEE TABLES                                        7

              MANAGEMENT                                        8

                      The Adviser                               8
                      Portfolio Managers                        8
                      Other Service Providers                   8
                      Fund Expenses                             9

              YOUR ACCOUNT                                     10

                      How to Contact the Fund                  10
                      General Information                      10
                      Buying Shares                            12
                      Selling Shares                           15
                      Exchange Privileges                      18

              RETIREMENT ACCOUNTS                              18

              OTHER INFORMATION                                19

                      Distributions                            19
                      Taxes                                    19
                      Organization                             20

              FINANCIAL HIGHLIGHTS                             21

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

Austin Global Equity Fund (the "Fund") seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment adviser (the "Adviser") studies political and economic developments in various countries to identify those countries that offer the best investment opportunities. Under normal circumstances, the Fund invests at least 80% of the value of its net assets and borrowings in equity securities including common stock (including ADRs) and securities convertible into common stock of companies based in the United States and worldwide ("80% Policy"). The Fund must provide shareholders with 60 days prior written notice if it changes its 80% Policy. The Fund invests principally in equity securities of companies that the Adviser believes have above average earnings or revenue growth and/or potential price appreciation. The Fund also invests in companies that the Adviser believes are experiencing growth but whose growth the Adviser believes has not been recognized by the market.

Currently, the Fund limits its investments in any one country to 25% of its total assets. This limitation does not apply to the securities of U.S. issuers.

 CONCEPTS TO UNDERSTAND
 COMMON STOCK means an equity or ownership interest in a company.
 CONVERTIBLE SECURITY means a security such as a preferred stock or bond that may be converted into a specified number of shares of common stock.
 AMERICAN DEPOSITARY RECEIPT ("ADR") means a receipt for shares of a foreign-based company held by a U.S. bank that entitles the holder to all dividends.

THE ADVISER'S PROCESS Currently, the Adviser invests primarily in the securities of companies located in the United States, Europe, Japan and the Pacific Basin.

The Adviser relies primarily on fundamental analyses of prospective companies to identify companies that, in its judgment, are financially strong and possess high quality assets and above average growth and/or appreciation potential. The Adviser also uses fundamental analyses to identify sectors, industries and companies that it believes are experiencing growth but whose growth has not been recognized by the market, measuring the anticipated appreciation potential of companies' securities against existing market prices. The Adviser aims to purchase portfolio securities at low price levels relative to earnings and intrinsic valuations.

The Adviser also studies the political and economic developments in various foreign countries in order to determine which countries may offer the best investment opportunities. The Adviser focuses on, among other things, gross domestic product, interest rate movements, employment costs, earnings trends, currency fluctuations, business cycle influence, changes in governmental policy and leadership and the laws and taxes relating to foreign investors. In addition to these factors, the Adviser assesses each prospect's management to determine its competency as both an operator and owner.

The Adviser may invest in ADRs, which are negotiable certificates issued by U.S. depository banks and represent an ownership interest in securities of non-U.S. companies held by such banks. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the U.S. Securities and Exchange Commission (the "SEC").

The Adviser monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. The Adviser may sell a security if, in its judgment:

   . The underlying company experiences a decline in financial condition
   . The underlying company experiences a significant erosion in profitability, earnings or cash flow

   . The security is overvalued compared to its fundamentals
   . The Fund's holding of a security is overweighted compared to other holdings . There are negative trends in inflation, recession or interest rates

TEMPORARY DEFENSIVE MEASURES in order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash and prime quality cash equivalents (including commercial paper, certificates of deposit, banker's acceptances and time deposits.). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

 CONCEPTS TO UNDERSTAND
 FUNDAMENTAL ANALYSIS means the analysis of a company's financial condition to forecast the probable future value of its stock price. This analysis includes review of a company's balance sheet and income statement, asset history, earnings history, product or service development and management productivity. GROSS DOMESTIC PRODUCT means the value of a country's goods and services produced during a certain period of time, usually one year.

PRINCIPAL INVESTMENT RISKS

GENERAL RISKS an investment in the fund is not a deposit of a bank and is not insured or guaranteed by the federal deposit insurance corporation or any other government agency. the fund's net asset value, yield and total return will fluctuate based upon changes in the value of its portfolio securities. the market value of securities in which the fund invests is based upon the market's perception of value and is not necessarily an objective measure of a security's value. there is no assurance that the fund will achieve its investment objective. an investment in the fund is not by itself a complete or balanced investment program.

You could lose money on your investment in the Fund or the Fund could underperform other investments. The principal risks of an investment in the Fund include:

   . The U.S. or foreign securities markets go down
   . The securities markets do not recognize the growth potential of the stocks in the Fund's portfolio
   . The Adviser may make poor investment decisions

RISKS OF FOREIGN SECURITIES Because the Fund invests in foreign securities, an investment in the Fund may have the following additional risks:

   . Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies denominated in U.S. dollars because foreign markets may be smaller and less liquid than U.S. markets
   . There may not be sufficient public information regarding foreign issuers, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards as are U.S. companies
   . Political and economic instability abroad may adversely affect the operations of foreign issuers and the value of their securities
   . Changes in foreign tax laws, exchange controls and policies on nationalization and expropriation also may affect the operations of foreign issuers and the value of their securities
   . Fluctuations in currency exchange rates and currency transfer restrictions may adversely affect the value of foreign securities, which are determined or quoted in currencies other than the U.S. dollar
   . Foreign securities and their markets may be less liquid than U.S. markets . Foreign securities and their issuers are not subject to the same degree of regulation as

    U.S. issuers regarding information disclosure, insider trading and market manipulation
   . Foreign security registration, custody and settlement may be subject to delays or other operational and administrative problems
   . Certain foreign brokerage commissions and custody fees may be higher than those in U.S. markets.
   . Dividends receivable on the foreign securities contained in the Fund's portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund's shareholders
   . The Fund is subject to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Fund's shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing

Certain of these risks may be greater for investments in issuers located in emerging or developing markets. These markets may be undercapitalized, may have underdeveloped legal and financial systems and/or may have less stable currencies as compared with markets of developed countries.

RISKS OF SMALL AND MID-SIZED CAPITALIZATION ISSUERS To the extent that the Fund invests in companies with small or mid-sized capitalizations, an investment in the Fund can have more risk than investing in larger, more established companies. An investment in the Fund may have the following additional risks:

   . Analysts and other investors typically follow these companies less actively, and, therefore, information about these companies is not always readily available
   . Securities of many smaller companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies
   . Changes in the value of smaller company stocks may not mirror the fluctuation of the general market
   . More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks

For these and other reasons, the prices of small and mid-sized capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the broader securities market.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:

   . Are willing to tolerate risks inherent in investing in foreign markets
   . Are willing to tolerate significant changes in the value of your investment . Are pursuing a long-term goal
   . Are willing to accept higher short-term risk

The Fund may NOT be appropriate for you if you:

   . Want an investment that pursues market trends or focuses only on particular sectors or industries
   . Need regular income or stability of principal
   . Are pursuing a short-term goal or investing emergency reserves

                                                                    PERFORMANCE

The following chart and table illustrate the variability of the Fund's returns as of December 31,2006. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and how the Fund's returns compare to a broad measure of market performance.

PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

The following chart shows the Fund's annual total return for the last ten calendar years.

                                    [CHART]

1997    1998    1999    2000     2001     2002    2003    2004    2005    2006
----    ----    ----    ----     ----     ----    ----    ----    ----    ----
23.93%  22.90%  55.89% -22.07%  -21.78%  -18.28%  34.28%  20.76%  13.58%  21.65%


    The calendar year-to-date total return as of June 30, 2007 was 11.69%.

The Fund's total return calculation includes proceeds received on November 26, 2003 from a non-recurring litigation settlement. Without this payment total return for the year ended December 31, 2003 would have been 32.99%

During the periods shown in the chart, the highest quarterly return was 45.98% (for the quarter ended December 31, 1999) and the lowest quarterly return was -17.23 % (for the quarter ended September 30, 2002).

The following table compares the Fund's average annual total return, average annual total return (after taxes on distributions), and average annual total return (after taxes on distributions and sale of Fund shares) as of December 31, 2006 to the Morgan Stanley Capital International World Index ("MSCI World Index").

AUSTIN GLOBAL EQUITY FUND                                   1 YEAR 5 YEARS 10 YEARS
Return Before Taxes                                         21.65% 12.86%   10.24%
Return After Taxes on Distributions                         19.51% 12.24%    9.20%
Return After Taxes on Distributions and Sale of Fund Shares 15.52% 11.16%    8.63%
-----------------------------------------------------------------------------------
MSCI World Index                                            20.07%  9.97%    7.64%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The MSCI World Index is a market index of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI World Index is unmanaged and reflects the reinvestment of dividends. Unlike the performance figures of the Fund, the MSCI World Index's performance does not reflect the effect of fund expenses, such as legal, audit and other service provider fees.

                                                                      FEE TABLE

The following tables describe the various fees and expenses that you may pay if you invest in the Fund. Shareholder fees are charges you pay when buying, selling or exchanging shares of a Fund. Operating expenses, which include fees of the Adviser, are paid out of a Fund's assets and are factored into a Fund's share price rather than charged directly to shareholder accounts.

                SHAREHOLDER FEES
                (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                Maximum Sales (Load) Imposed on Purchases   None
                Maximum Sales (Load) Imposed on Reinvested
                 Distributions                              None
                Maximum Deferred Sales Charge (Load)        None
                Redemption Fee/(1)/                        2.00%
                Exchange Fee/(1)/                          2.00%

/(1)/Effective August 1, 2007, shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% fee.

                 ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)/(1)/
                 Management Fees/(2)/                       1.50%
                 Distribution (12b-1) Fees                   None
                 Other Expenses/(3)/                        0.71%
                 TOTAL ANNUAL FUND OPERATING EXPENSES       2.21%
                   Fee Waiver and Expense Reimbursement     0.46%
                 Net Expenses/(4)/                          1.75%

/(1)/The expense information in the table has been restated to reflect current fees.
/(2)/The management fee is one of the highest paid by any mutual fund with global oriented investments.
/(3)/Other expenses include Acquired Fund fees and expenses, ("AFFE"). AFFE reflect the pro-rata portion of the fees and expenses charged by any underlying funds in which the Fund may invest. AFFE were less than .01% during the most recent fiscal year.
/(4)/Based on contractual waivers through July 31, 2008, the Adviser has agreed to waive its fee and/or reimburse Fund expenses to the extent that the total annual fund operating expenses exceed 1.75% (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses). The contractual waivers may be changed or eliminated only with the consent of the Board of Trustees.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, that the Fund's Total Annual Fund Operating Expenses and Net Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                         $178   $647   $1,143   $2,508

MANAGEMENT

The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and of the Fund is managed under the oversight of the Board of Trustees (the "Board"). The Board oversees the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Fund's Statement of Additional Information ("SAI").

THE ADVISER

The Adviser is Austin Investment Management, Inc., 520 Madison Avenue, 28/th/ Floor, New York, New York 10022. The Adviser is a privately owned company controlled by Peter Vlachos.

Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. The Adviser receives an advisory fee at an annual rate of 1.50% of the average daily net assets of the Fund. For the fiscal year ended March 31, 2007, the Adviser waived fees and received 1.13% of the average daily net assets of the Fund.

A discussion summarizing the basis on which the Board most recently approved the continuation of the Investment Advisory Agreement between the Trust and the Adviser with respect to the Fund will be included in the Fund's semi-annual report for the six months ended September 30, 2007.

As of March 31, 2007, the Adviser had approximately $341 million in assets under management.

PORTFOLIO MANAGERS

PETER VLACHOS, Founder and President of the Adviser and Co-Portfolio Manager of the Fund, has overseen the day-to-day management of the Fund since its inception in 1993. Mr. Vlachos has more than 40 years of experience in the investment industry. Prior to his association with the Adviser in 1989, Mr. Vlachos was a portfolio manager at Neuberger & Berman, Inc.

DAVID RAPPA, Co-Portfolio Manager for the Fund, is a Managing Director of the Adviser and is responsible for the day-to-day management of the Fund. Mr. Rappa has served as both an analyst and a portfolio manager throughout his tenure with the Adviser since 1997.

Mr. Vlachos and Mr. Rappa share equal responsibility in all respects for management of the Fund's portfolio of investments.

The Fund's SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager's ownership of securities in the Fund.

OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC ("Citi") provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor") acts as the Trust's Distributor in connection with the offering of the Fund's shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides the Fund with a Principal Executive Officer ("PEO"), Principal Financial Officer ("PFO"), Chief Compliance Officer ("CCO"), and an Anti-Money Laundering Compliance Officer ("AMLCO"), as well as certain additional compliance support functions.

The Distributor and FCS are not affiliated with the Adviser or with Citi or its affiliates.

FUND EXPENSES

The Fund pays for its expenses out of its own assets. The Fund's expenses include its own expenses as well as Trust expenses that are allocated among the Fund and other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases the Fund's investment performance for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

YOUR ACCOUNT

 HOW TO CONTACT THE FUND
 WRITE TO US AT:
   Austin Global Equity Fund
   P.O. Box 446
   Portland, Maine 04112
 OVERNIGHT ADDRESS:
   Austin Global Equity Fund
   Two Portland Square
   Portland, Maine 04101
 TELEPHONE US AT:
   (800) 754-8759 (Toll Free)
 WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
   Citibank, N.A.
   New York, New York
   ABA #021000089
   FOR CREDIT TO:
   Citigroup Fund Services, LLC
   Account # 30576692
   Austin Global Equity Fund
   (Your Name)
   (Your Account Number)

GENERAL INFORMATION

You may purchase or sell (redeem) shares of the Fund on each weekday that the New York Stock Exchange is open. Under unusual circumstances, the Fund may accept and process shareholder orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

You may purchase or sell (redeem) shares of the Fund at the net asset value of a share ("NAV") next calculated minus any applicable redemption or exchange fee after the transfer agent receives your request in proper form (as described in this Prospectus on pages 13 through 19). For instance, if the transfer agent receives your purchase request in proper form after 4:00 p.m., Eastern Time, your transaction will be priced at the next business day's NAV, minus any applicable redemption or exchange fee. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive monthly statements detailing Fund balances and all transactions completed during the prior month and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by monthly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and monthly statements.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, the Fund may accept and process orders when the New York Stock Exchange is closed. The time at which the NAV is calculated may change in case of an emergency.

The Fund's NAV is determined by taking the market value of the Fund's total assets, subtracting liabilities and then dividing the result (net assets) by the number of the Fund's shares outstanding. Since the Fund invests in securities that may trade on foreign securities markets on days other than a Fund business day, the value of the Fund's portfolio may change on days on which shareholders will not be able to purchase or redeem Fund shares.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York

Stock Exchange (normally 4:00 p.m., Eastern Time) on the Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by the Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.

The Fund invests in derivatives and securities of small and mid-sized companies. The Fund's investment in derivatives and securities of small and mid-sized companies are more likely to require a fair value determination because they are more thinly traded and less liquid than securities of larger companies.

The Fund's investment in foreign securities also are more likely to require a fair value determination because, among other things, most foreign securities markets close before the Fund values its securities. The earlier close of those foreign securities markets gives rise to the possibility that significant events may have occurred in the interim.

Fair valuation is based on subjective factors and as a result, the fair value price for a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions also may provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

The Fund or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative and transfer agency servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. Such payments by such party may create an incentive for these financial institutions to recommend that you purchase Fund shares.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Trust's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or
(iii) involuntarily close your account in case of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If an order is rescinded or your account is liquidated due to perceived threatening conduct or suspected fraudulent or illegal activity, you will not be able to recoup any redemption fees assessed. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI and the Fund's website.

BUYING SHARES

HOW TO MAKE PAYMENTS Unless purchased through a third-party financial institution, all investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).

   CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Austin Global Equity Fund" or to one or more owners of the account and endorsed to "Austin Global Equity Fund." For all other accounts, the check must be made payable on its face to "Austin Global Equity Fund." A $20 charge may be imposed on any returned checks.

   ACH Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

   WIRES Instruct the financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:

                                 MINIMUM INITIAL MINIMUM ADDITIONAL
                                   INVESTMENT        INVESTMENT
            Standard Accounts        $2,500            $1,000
            Traditional and Roth
             IRA Accounts            $2,000            $1,000
            Accounts with
             Systematic
             Investment Plans          $250              $250

No initial or subsequent investment minimum is required for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as employee benefit plans like 401(k) retirement plans. No initial or subsequent investment minimum is required for Trustees or officers of the Trust, directors, officers and employees of the Adviser or the distributor or any of their affiliates, or the spouse, life-partner, or minor children under 21 of any such person any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or the estate of any such person. THE FUND RESERVES THE RIGHT TO WAIVE MINIMUM INVESTMENT AMOUNTS, IF DEEMED APPROPRIATE BY FUND OFFICERS.

ACCOUNT REQUIREMENTS

                     TYPE OF ACCOUNT                                                    REQUIREMENT
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS          .Instructions must be signed by all persons required to sign
Individual accounts and sole proprietorship accounts are     exactly as their names appear on the account.
owned by one person. Joint accounts have two or more        .Provide a power of attorney or similar document for each
owners (tenants).                                            person that is authorized to open or transact business if not a named account owner.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)                  .Depending on state laws, you can set up a custodial account
These custodial accounts provide a way to give money to a    under the UGMA or the UTMA.
child and obtain tax benefits.                              .The custodian must sign instructions in a manner indicating custodial capacity.
BUSINESS ENTITIES                                           .Provide certified articles of incorporation, a government-
                                                             issued business license or certificate, partnership agreement or similar document evidencing the identity and existence of the business entity
                                                            .Submit a secretary's (or similar) certificate listing the person(s)
                                                             authorized to open or transact business for the accounts.
TRUSTS (INCLUDING CORPORATE PENSION PLANS)                  .The trust must be established before an account can be opened.
                                                            .Provide the first and signature pages from the trust document identifying the trustees.
                                                            .Provide a power of attorney or similar document for each
                                                             person that is authorized to open or transact business in the account if not a trustee of the trust.

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to, among other measures, obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you. For certain types of accounts, additional information may be required.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed.

The Fund may reject your application under its Anti-Money Laundering Program. Under this program, your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading.
Frequent trading in the Fund, such as trades seeking short-term profits from market momentum, time zone arbitrage and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities. These expenses are borne by Fund shareholders.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict or, reject without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemption. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

Effective August 1, 2007 the sale or exchange of Fund shares will be subject to a redemption fee of 2.00% of the current NAV of shares redeemed/exchanged for any sale/exchange of shares made within 60 days from the date of purchase. See "Selling Shares - Redemption Fee" and "Exchange Privileges."

The investment in foreign securities may make the Fund more susceptible to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Fund's shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and may undertake other measures to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

The investment in securities of smaller companies may make the Fund more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatilities on the value of Fund shares.

The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations.

INVESTMENT PROCEDURES

                     HOW TO OPEN AN ACCOUNT                                          HOW TO ADD TO YOUR ACCOUNT
THROUGH A FINANCIAL ADVISER                                        THROUGH AN FINANCIAL ADVISER
..Contact your adviser using the method that is most convenient     .Contact your adviser using the method that is most convenient
 for you.                                                           for you.
BY CHECK                                                           BY CHECK
..Call us write us, or visit www.austininvest.com for an account    .Fill out an investment slip from a confirmation or write us a
 application                                                        letter
..Complete the application (and other required documents)           .Write your account number on your check
..Mail us your application (and other required documents) and a     .Mail us the slip (or your letter) and the check
 check
BY WIRE                                                            BY WIRE
..Call us write us, or visit www.austininvest.com for an account    .Call to notify us of your incoming wire
 application                                                       .Instruct your financial institution to wire your money to us
..Complete the application (and other required documents)
..Call us to fax the completed application (and other required documents) and we will assign you an account number
..Mail us your original application (and other required documents)
..Instruct your financial institution to wire your money to us
BY ACH PAYMENT                                                     BY SYSTEMATIC INVESTMENT
..Call us write us, or visit www.austininvest.com for an account    .Complete the systematic investment section of the application
 application                                                       .Attach a voided check to your application
..Complete the application (and other required documents)           .Mail us the completed application and voided check
..Call us to fax the completed application (and other required      .We will electronically debit the purchase amount from the
 documents) and we will assign you an account number                financial institution account identified in your account
..Mail us your original application (and other required              application
 documents)
..We will electronically debit the purchase amount from the
 financial institution account identified in your account
 application account

                     HOW TO OPEN AN ACCOUNT                                          HOW TO ADD TO YOUR ACCOUNT
THROUGH A FINANCIAL ADVISER                                        THROUGH AN FINANCIAL ADVISER
..Contact your adviser using the method that is most convenient     .Contact your adviser using the method that is most convenient
 for you.                                                           for you.
BY CHECK                                                           BY CHECK
..Call us write us, or visit www.austininvest.com for an account    .Fill out an investment slip from a confirmation or write us a
 application                                                        letter
..Complete the application (and other required documents)           .Write your account number on your check
..Mail us your application (and other required documents) and a     .Mail us the slip (or your letter) and the check
 check
BY WIRE                                                            BY WIRE
..Call us write us, or visit www.austininvest.com for an account    .Call to notify us of your incoming wire
 application                                                       .Instruct your financial institution to wire your money to us
..Complete the application (and other required documents)
..Call us to fax the completed application (and other required documents) and we will assign you an account number
..Mail us your original application (and other required documents)
..Instruct your financial institution to wire your money to us
BY ACH PAYMENT                                                     BY SYSTEMATIC INVESTMENT
..Call us write us, or visit www.austininvest.com for an account    .Complete the systematic investment section of the application
 application                                                       .Attach a voided check to your application
..Complete the application (and other required documents)           .Mail us the completed application and voided check
..Call us to fax the completed application (and other required      .We will electronically debit the purchase amount from the
 documents) and we will assign you an account number                financial institution account identified in your account
..Mail us your original application (and other required              application
 documents)
..We will electronically debit the purchase amount from the
 financial institution account identified in your account
 application account


SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your account at your designated financial institution by ACH payment.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase due to nonpayment.

SELLING SHARES

The Fund processes redemption orders received in good order promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

                      HOW TO SELL SHARES FROM YOUR ACCOUNT
         THROUGH A FINANCIAL ADVISER
         .Contact your adviser by the method that is most
          convenient for you
         BY MAIL
         .Prepare a written request including:
         .   Your name(s) and signature(s)
         .   Your account number
         .   The Fund name
         .   The dollar amount or number of shares you want to
             sell
         .   How and where to send the redemption proceeds
         .Obtain a signature guarantee (if required)
         .Obtain other documentation (if required)
         .Mail us your request and documentation
         BY WIRE OR ACH
         .Wire and ACH redemptions are only available if your
          redemption is for $5,000 or more (except for systematic
          withdrawals) and you did not decline wire or ACH
          redemption privileges on your account application
         .Call us with your request (unless you declined telephone
          redemption privileges on your account application) (See
          "By Telephone") OR
         .Mail us your request (See "By Mail")
         BY TELEPHONE
         .Call us with your request (unless you declined telephone
          redemption privileges on your account application)
         .Provide the following information:
         .   Your account number
         .   Exact name(s) in which the account is registered
         .   Additional form of identification
         .Redemption proceeds will be:
         .   Mailed to you OR
         .   Electronically credited to your account at the
             financial institution identified on your account
             application.
         SYSTEMATICALLY
         .Complete the systematic withdrawal section of the
          application
         .Attach a voided check to your application
         .Mail us your completed application
         .Redemption proceeds will be electronically credited to
          your account at the financial institution identified on your account application

WIRE OR ACH REDEMPTION PRIVILEGES You may redeem your shares by wire or ACH unless you declined wire or ACH redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000, except for systematic withdrawals.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may overnight your redemption order.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated account at a financial institution by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

   . Written requests to redeem $100,000 or more;
   . Changes to a shareholder's record name;
   . Redemptions from an account for which the address or account registration has changed within the last 30 days;
   . Sending redemption and distribution proceeds to any person, address or financial institution account not on record;

   . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; or . Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account

The transfer agent reserves the right to require signature guarantees on all redemptions.

REDEMPTION FEE Effective August 1, 2007, if you redeem your shares within 60 days of purchase, you will be charged a redemption fee of 2.00% of the NAV of shares redeemed. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account.

No redemption fee will be assessed on redemptions of shares by certain omnibus and/or financial intermediary accounts held with the Fund's transfer agent if the omnibus or intermediary account holder has agreed in writing to assess and collect redemption fees for the Fund with respect to redemptions made in underlying customer accounts. Certain financial intermediaries that collect a redemption fee on behalf of the Fund may not recognize one or more of the exceptions to the redemption fee listed above or may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a financial intermediary should contact the intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee for transactions for the intermediary's omnibus account or the customer's account is treated and about the availability of exceptions to the imposition of the redemption fee.

The Fund reserves the right to waive redemption fees, withdraw exceptions, or otherwise modify the terms of or terminate the redemption fee at its discretion at any time, to the extent permitted by law.

To be entitled to an exception to the imposition of a redemption fee, you must request the exception at the time the redemption request is made. The Fund may require appropriate documentation of a redemption's eligibility for exemption from application of the redemption fee.

SMALL ACCOUNTS If the value of your account falls below $1,000 ($500 for IRAs), the Fund may ask you to increase your balance. If, after 60 days, the account value is still below $1,000 ($500 for IRAs), the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value. The Fund will not assess a redemption fee on shares involuntarily redeemed due to low account balances.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1.00% of the Fund's assets).

LOST ACCOUNTS The transfer agent may consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent may be reinvested at the then-current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but may be held in an account for a period of time until the transfer agent locates you.

EXCHANGE PRIVILEGES

You may exchange your Fund shares for shares of certain other mutual funds, including other Trust series. For a list of mutual funds available for exchange, call the transfer agent. Be sure to confirm with the transfer agent that the fund into which you exchange is available for sale in your state. Not all funds available for exchange may be available for purchase in your state. Because exchanges are a sale and purchase of shares, they may have tax consequences. If you exchange into a fund that imposes a sales charge, you may have to pay that fund's sales charge at the time of the exchange. Effective August 1, 2007, if you exchange your shares within 60 days of purchase, you will be charged an exchange fee of 2.00% of the NAV of shares exchanged. However, the exchange fee will not apply to shares exchanged after 60 days from the date of purchase. To calculate exchange fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the exchange will be compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the fee at any time. The Fund reserves the right to refuse any exchange request, particularly requests that could adversely affect the Fund or its operations.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges, but the Fund reserves the right to limit exchanges (See "Investment Procedures-Limitations on Frequent Purchases"). You may exchange your shares by mail or telephone, unless you declined telephone exchange privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                                HOW TO EXCHANGE
           THROUGH A FINANCIAL ADVISER
           .Contact your adviser by the method that is most
            convenient for you.
           BY MAIL
           .Prepare a written request including:
           .   Your name(s) and signature(s)
           .   Your account number
           .   The names of each fund you are exchanging
           .   The dollar amount or number of shares you want to
               sell (and exchange)
           .Open a new account and complete an account application
            if you are requesting different shareholder privileges
           .Obtain a signature guarantee, if required
           .Mail us your request and documentation
           BY TELEPHONE
           .Call us with your request (unless you declined telephone
            exchange privileges on your account application)
           .Provide the following information:
           .   Your account number
           .   Exact name(s) in which account is registered
           .   Additional form of identification

RETIREMENT ACCOUNTS

You may invest in Fund shares through IRA accounts sponsored by the Adviser, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

                                                              OTHER INFORMATION

DISTRIBUTIONS

The Fund declares distributions from net investment income and pays those distributions annually. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions of the Fund are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal income tax rate of 15% (5% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder.

Distributions of capital gain and distributions of net investment income reduce the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability once you provide the required information or certification. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries cannot be determined. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Fund.

ORGANIZATION

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

                                                           FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the year ended March 31, 2007, has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                                 YEAR ENDED MARCH 31,
                                                2007         2006         2005          2004        2003
SELECTED DATA FOR A SINGLE SHARE
Net Asset Value, Beginning of Year          $ 21.97      $ 19.15      $ 16.48       $ 10.59       $ 14.42
                                            -------      -------      -------       -------       -------
Investment Operations:
  Net investment income (loss)                  .11/(a)/   0.10 /(a)/   (0.13)        (0.08)        (0.05)
  Net realized and unrealized gain (loss)      2.69         4.17         2.95          5.92         (3.80)
                                            -------      -------      -------       -------       -------
Total from Investment Operations               2.80         4.27         2.82          5.84         (3.85)
                                            -------      -------      -------       -------       -------
Distributions to Shareholders from:
  Net investment income (loss)                (.046)       (0.49)       (0.15)           --            --
  Net realized gain (loss)                    (1.53)       (0.96)          --            --            --
                                            -------      -------      -------       -------       -------
Total Distributions to Shareholders           (1.99)       (1.45)       (0.15)           --            --
                                            -------      -------      -------       -------       -------
  Redemption fee/(a)/                            --/(b)/      --/(b)/      --/(b)/     0.05          0.02
                                            -------      -------      -------       -------       -------
Net Asset Value, End of Year                $ 22.78      $ 21.97      $ 19.15       $ 16.48       $ 10.59
                                            =======      =======      =======       =======       =======
OTHER INFORMATION
Total Return                                  13.22%       23.10%       17.13%/(c)/   55.62%/(d)/  (26.56)%
Net Assets at End of Period (000's omitted) $54,280      $40,215      $30,965       $26,617       $16,119
Ratios to Average Net Assets:
  Net investment income (loss)                 0.49%        0.47%       (0.76)%       (0.65)%       (0.34)%
  Net expenses                                 1.90%        2.41%        2.51%         2.55%         2.49%
  Gross expenses/(e)/                          2.28%        2.43%        2.52%         2.55%         2.49%
Portfolio Turnover Rate                          26%          56%          85%           72%           33%

/(a)/Calculated based on average shares outstanding during the period. /(b)/Less than $0.01 per share.
/(c)/The Fund's total return calculation includes Adviser reimbursements and gains incurred on the disposal of investments inconsistent with the Fund's nonfundamental investment policies. Excluding the effect of the net reimbursements from the Fund's ending net asset value per share, total return for the year ended March 31, 2005 would have been 17.06%.
/(d)/The Fund's total return calculation includes proceeds received on November 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. Excluding the effect of this payment from the Fund's ending net assets value per share, total return for the year ended March 31, 2004 would have been 54.20%. The Fund's total return calculation includes gains incurred on the disposal of investments inconsistent with the Fund's nonfundamental investment policies. Excluding the effect of this payment from the Fund's ending net asset value per share, total return for the year ended March 31, 2004 would have been 55.43%.
/(e)/Reflects the expense ratio excluding any fee waivers and/or expense reimbursements.

                             FOR MORE INFORMATION

                          ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund's investments is available in the Fund's annual/semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
 The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

                              CONTACTING THE FUND
You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the
                                   Fund at:

                           AUSTIN GLOBAL EQUITY FUND
                                 P.O. Box 446
                             Portland, Maine 04112
                                (800) 754-8759
                             www.austininvest.com

                                  Distributor
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                             Portland, Maine 04101
                               www.foresides.com

      The Fund's prospectus, SAI and annual/semi-annual reports are also available, without charge, on the Fund's website at www.austininvest.com

                SECURITIES AND EXCHANGE COMMISSION INFORMATION
   You can also review the Fund's annual/semi-annual reports, SAI and other information about the Fund at the Public Reference Room of the Securities and
  Exchange Commission ("SEC"). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

                             Public Reference Room
                      Securities and Exchange Commission
                            Washington, D.C. 20549
                      E-mail address: publicinfo@sec.gov

 Fund information, including copies of the annual/semi-annual reports and the
            SAI, is available on the SEC's website at www.sec.gov.

                   Investment Company Act File No. 811-3023